May 11, 2009 Earnings Webcast & Conference Call Third Quarter Fiscal Year 2009 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Statements that are not historical in nature, such as our fiscal year 2009 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,”
“estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report
on Form 10-K for the fiscal year ended June 30, 2008 (the “2008 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2008 Annual Report. These risks include:
the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets;
any material breach of Broadridge security affecting its clients’ customer information; Broadridge’s ability to continue to obtain data center services from its former parent company, Automatic Data Processing, Inc.
(“ADP”); any significant slowdown or failure of Broadridge’s systems; changes in technology; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; overall market and economic conditions; and any adverse consequences from Broadridge’s spin-off from ADP.
Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with
GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks Rich Daly, CEO
Third Quarter FY 2009 Results and Dan Sheldon, CFO
Cash Flow
Fiscal Year 2009 Guidance Summary Rich Daly, CEO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO

Opening Remarks
Key Topics:
•
Financial results for the third quarter and fiscal year
2009 financial guidance
•
General update of current market dynamics and
impact on Broadridge
•
A review of closed sales performance and sales
pipeline

Opening Remarks – Key Topics
Third Quarter FY09 Financial Results
•
GAAP and Non-GAAP Earnings Per Share (EPS) performance for the quarter were better than our expectations as a result of the benefit of a state tax credit and lower expenses
•
Fee revenues for all three operating segments continued to grow, offset by lower distribution revenues and the unfavorable impact of foreign currency exchange rates
•
Increasing fiscal year 2009 GAAP EPS guidance and reaffirming Non-GAAP EPS guidance
GAAP EPS range of $1.52 - $1.62
Non-GAAP EPS range of $1.45 - $1.55 (excludes one-time gain of $0.04 per share from purchase of senior notes and $0.03 per share from the retroactive benefit of the state tax credit)
•
Fiscal year 2009 revenue guidance remains in a range of -3% to flat, due to foreign currency exchange, lower event-driven mutual fund proxy activity and lower distribution revenue resulting from higher Notice and Access adoption rates
•
Increase in free cash flow to a range of $230M - $270M, resulting from lower needs of cash for working capital and capital expenditures

Opening Remarks – Key Topics
General Market Conditions
Headwinds:
•
Headwinds and uncertainty generally remain in the financial services market and, as anticipated, headwinds have created revenue slow down
•
As expected, event-driven mutual fund proxy activity declined and trade revenue growth has slowed from the first half of the fiscal year; in addition to a higher decline in margin lending balances
•
As previously disclosed, pricing pressures created contract renewal price concessions:
Concessions estimated at just under 5% of annualized Securities Processing segment revenues, which is higher than the historical average annualized rate of 3%
Multi-year contracts in place for 11 of our top 15 Securities Processing Solutions clients, two more contracts expected to be finalized by fiscal year end, and one client with one year term remaining
•
Current market dynamics continue to create longer-term opportunities in all segments, but sales cycle for Outsourcing sales has been longer due to market complexity (i.e. mergers and liquidity concerns)
•
Industry Consolidation Update:
Bank of America, as a result of the Merrill Lynch acquisition, will process its equity securities in-house, estimated to negatively impact Broadridge revenues on an annual basis at just under $20M
Bank of America loss will turn our previously slight positive revenue gain from recent consolidations into a negative revenue and earnings position
Despite Bank of America loss, our net client retention position in our two securities processing businesses is at least as good as it was prior to the industry consolidation

Opening Remarks – Key Topics
General Market Conditions (cont’d)
Tailwinds:
•
The Investor Communications business, which represents over 70% of Broadridge’s annual revenue and earnings:
Continued to see year-to-date recurring fee revenues growth of 7% and expecting growth to continue, despite difficult market conditions
The decline in event-driven mutual fund activity has leveled off and we are seeing a slight benefit coming from M&A related event-driven activity
Lower distribution revenues are being offset by higher margin revenues associated with electronic communications
•
Sales pipeline includes some promising large deals in all segments, as firms evaluate opportunities to lower processing risk and to obtain sustainable long-term cost savings
•
Introducing new products into the market:
The Investor Network , which includes Shareholder Surveys and our Virtual
Shareholder Meeting products, have been launched with Intel Corporation
TM

Opening Remarks – Key Topics
General Market Conditions (cont’d)
Tailwinds (cont’d)
•
Sales Performance Overview
Quarterly closed sales of $30M were lower than expected as decision timelines for opportunities slipped and were pushed out of the quarter
Year-to-date closed sales of $110M are up 5% over the prior year
Recurring year-to-date closed sales increased 61% over the prior year and are approximately 75% of total closed sales, as recurring closed sales continued to represent a greater percentage of total closed sales
Sales pipeline remains strong and contains some promising large opportunities in
Transaction Reporting and Outsourcing services
Outsourcing sales cycle has lengthened due to the complexity (i.e. mergers and liquidity concerns) created by economic conditions
Combination of our year-to-date closed sales performance and robust pipeline, positions us to deliver our full-year closed sales forecast of $160M - $180M

Key Highlights:
Q3 - Revenue 4% to $481M and YTD flat at $1,413M (Operating
Segments without Distribution Revenues 2% for Q3 and 4% YTD)
•
Sales contributed +4%  (YTD = +4%)
•
Losses reduced growth by -2% (YTD = -1%)
•
Internal Growth -1% (YTD = +1%)
•
Event-driven activity flat (YTD = -1%)
•
Distribution Revenues reduced growth by -3% (YTD = -1%)
•
Other/FX reduced growth by -2% (YTD = -2%)
Q3 - Pre-tax Margin 150 bps to 11.2% and YTD 50 bps to 11.4%
• Q3 – Increase in margins due to lower interest on debt and one-time transition costs in prior fiscal year
• YTD – Increase due to one-time gains related to purchase of senior notes, lower interest on debt and one-time transition costs in prior fiscal year; offset by previously disclosed grow-overs related to timing of FY2008 build-out of public company infrastructure and investment ramp-up
Q3 - Diluted EPS 38% to $0.29 and YTD 12% to $0.75
• Q3 – Fully-diluted shares 0.1M to 141.2M
• YTD – Fully-diluted shares 0.7M to 141.6M
Standard & Poor’s upgraded credit rating to investment grade rating of
BBB- with positive outlook from BB+ with positive outlook
Broadridge  Results –Q3 & YTD FY 2009

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Broadridge

Segment Results – Investor Communication Solutions
Q3 FY09 Key Highlights:
Fee Revenues Q3 3% ( YTD 2%)
•
Recurring Net New Business (new sales less losses) $4M or 4% (YTD $9M or 3%) led by Transaction Reporting and to a lesser extent Post-sale Fulfillment
•
Recurring Internal Growth $1M or 1% (YTD $10M or 4%) driven by an increase in Notice and Access adoption rates
•
Mutual Fund Interims position growth 1% (YTD 4%) and Equity Proxy position growth 2% (YTD flat)
•
Event-driven Fee revenue $1M or -2% (YTD $12M or -7%) driven by lower Mutual Fund Proxy
Notice and Access
Q3 Fee $2M or 1% (YTD $4M or 1%), Distribution Revenue $6M or 3% (YTD $12M or 2%), and contribution to EBIT 40 bps (YTD 30 bps)
On track for 50% adoption rates
Distribution Revenues
•
Q3 & YTD Distribution Revenue 7% and 2%, respectively, primarily due to less event-driven activity and increased Notice and Access adoption rates
Margin
•
Q3 Margin 50 bps primarily due to higher revenues driven by increased Notice and Access adoption rates and Net New Business
•
YTD Margin 140 bps primarily due to unfavorable revenue mix and FY08 favorable dispute resolution
FY09 Key Drivers for Fee Revenues:
•
Recurring Fee revenue Net New Business contributes 2% to 3%
•
Recurring Fee revenue Internal Growth contributes 2% to 3%
•
Event-driven Fee revenue contributes -3%, primarily due to a decline in Mutual Fund Proxy
3Q09 3Q09 YTD FY09 Range
($ in millions) Actual Actual Low High
Revenues $335 $944 $1,544 $1,551
Growth Rate -2% 0% -2% -2%
Fee Revenues $161 $453 $778 $789
Growth Rate 3% 2% 1% 3%
Recurring (RC) 5% 7% 7% 9%
Event-driven (ED) -2% -7% -11% -10%
Distribution Revenues $174 $491 $766 $762
Growth Rate -7% -2% -5% -6%
Margin 9.9% 8.1% 16.5% 17.1%
Margin Basis Points (bps) Change 50 bps 140 bps 30 bps 90 bps
(included in recurring internal growth)

10 10
Segment Results – Securities Processing Solutions
Q3 FY09 Key Highlights:
Revenues (Q3 1% and YTD
6%)
•
Q3 - Net New Business is flat (Sales of 5% offset by losses of 5%)
•
YTD - Net New Business contributed 1% or $5M (Sales of 5% offset by losses of 4%)
•
Q3 - Internal Growth is flat, as positive impact from higher non-transaction services revenues and higher Trades Per Day (TPD) offset by impact of contract renewal concessions (Internal growth Equity TPD 2% to 1,470K. Fixed-Income TPD 3% to 255K)
•
YTD - Internal Growth contributed 4% or $14M reflecting higher non-transaction services revenues (~ 65% of growth) and higher TPD
(Internal growth Equity TPD 5% to 1,556K, driven by retail trades. Fixed-Income TPD 17% to 264K)
Margin
•
Q3 170 bps, YTD 110 bps - Revenue growth more than offset by lower capitalization of conversion related costs
FY09 Key Drivers:
•
Net New Business contributes flat to 1%
•
Internal Growth contributes 1%
•
Acquisition contributes 1%
•
Margins decline 140bps to 80bps as revenue growth more than offset by lower capitalization of conversion related costs
3Q09 3Q09 YTD
Actual Actual Low High
Revenues $130 $403 $527 $530
Growth Rate
1% 6% 2% 3%
Margin 26.2% 27.7% 25.3% 25.9%
Margin Basis Points (bps) Change
170 bps 110 bps 140 bps 80 bps
FY09 Range
($ in millions)

Segment Results – Clearing and Outsourcing Solutions
Q3 FY09 Key Highlights:
Revenues (Q3 3% and YTD 4%)
•
Q3 - Net New Business contributed 26% or $6M (Sales of 30% with 6%, or $1M from outsourcing, offset by losses of 4%)
•
YTD - Net New Business contributed 20% or $15M (Sales of 24% with 6%, or $4M from outsourcing, offset by losses of 4%)
•
Q3 - Internal Growth 23% or $5M (lower net interest income of $4M due to lower Federal Funds rate -$2M and lower margin balances)
•
YTD - Internal Growth 16% or $11M (lower net interest income of $12M due to lower Federal Funds rate -$7M and lower margin balances)
Pre-tax Loss
•
Q3 - Excluding the negative effect of net interest income, margin increased $2M on revenue increase of $5M (Federal Funds rate impact of -$2M)
•
YTD - Excluding the negative effect of net interest income, margin increased $8M on revenue increase of $14M (Federal Funds rate impact of -$7M)
FY09 Key Drivers:
•
Net New Business contributes 20% to 21% (Neuberger Berman $14M)
•
Internal Growth contributes -17% or -$16M (primarily due to lower net interest income due to lower Federal Funds rate -$8M and lower margin balances)
3Q09 3Q09 YTD FY09 Range
($ in millions) Actual Actual Low High
Revenues $24 $76 $98 $100
Growth Rate 3% 4% 3% 4%
Net Interest Income
$2 $11 $12 $13
Other Clearing Revenue
$16 $46 $62 $63
Outsourcing Revenue
$6 $19 $24 $24
Pre-tax Loss -$2 -$7 -$12 -$11

Segment Results – Other & Foreign Exchange (FX)
Q3 & YTD FY09 Key Highlights:
Revenues
•
Q3 FX Revenues decreased to -$8M from +$4M (YTD FX Revenues decreased to -$11M from +$9M) year-over-
year due to strengthening of the U.S. dollar
Margin
•
Q3 Net Other Expense and investments in line with expectations
•
YTD Net Other Expense - Interest expense includes one-time gain of $8M from purchase of $125M principal amount of senior notes
FY09 Key Drivers:
•
FX - strengthening of U.S. dollar will have negative impact on revenues
•
Interest Expense - no further reduction in long-term debt expected
•
Corporate Expenses and Investments are at a run rate of $9M per quarter
3Q09 3Q09 YTD FY09 Range
($ in millions) Actual Actual Low High
Other Fees Revenues $1 $1 $1 $1
Other Fees Margin $1 $1 $1 $1
FX Revenues -$8 -$11 -$23 -$23
FX P&L Margin -$2 -$2 -$5 -$5
Other
Interest Expense -$3 -$3 -$6 -$6
Corporate Expenses & Investments -$7 -$23 -$36 -$30
FX Transaction Activity $0 $7 $7 $7

Fiscal Year 2009 Grow-Over Discussion
FY08 Grow-Overs
($ in millions)
Q1 Q2 Q3 Q4 FY09
Actual Actual Actual Forecast Forecast
Other- Corporate/Investments
Termination Fees
(2) (5) 1 (1) (7)
Corporate Build
(4) (4) (1) 0 (9)
Investments
(3) (3) (3) 0 (9)
Special Stock Option Grants
0 (2) 3 3 4
Sub-total
(9) (14) 0 2 (21)
Segments
SPS- Non-Deferred S&P
(5) (3) (2) 0 (10)
($14) ($17) ($31) $2 ($2)

Broadridge Cash Flow  – Q3 FY 2009 and FY 2009 Forecast
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flow - Non-GAAP
Unaudited
(In millions)
FY09 Range
Low High
Ridge Clearing All Other
Financing Processing Broadridge
Calculation of Free Cash Flow
(Non-GAAP)
:
Activities Activities Total
Earnings - $                 106 $           106 $             206 $       220 $
Depreciation and amortization - 42 42 55 60
Deferred taxes - (4) (2)
Stock-based compensation expense - 22 22 30 30
Gain from purchase of senior notes - (8) (8) a
Other - (5) (5) 1 3
Subtotal - 157 157 288 311
Working capital changes
- (17) (17) (10) (5)
Securities Clearing Activities 176 - 176 - -
Long-term assets & liabilities changes - (5) (5) (8) (6)
Net cash flow provided by (used in) operating activities 176 135 311 270 300
Cash Flows From Investing Activities
Capital expenditures - (13) (13) (35) (25)
Intangibles - (2) (2) (5) (5)
$        $
Free cash flow 176 $               120 $           296 $             230 $       270 $
Cash Flows From Other Investing and Financing Activities
Acquisitions - (15) (15) (15) (15) b
Long-term debt repayment - (114) (114) (114) (114) b
Dividends - (28) (28) (39) (39)
Repurchases of Common Stock - (18) (18) (18) (18) b
Short-term (bank overdrafts) (9) - (9) - -
Effect of exchange rate changes on cash and cash equivalents - (4) (4) (5) (5)
Proceeds from the exercise of stock options - 4 4 6 8
Net change in cash and cash equivalents 167 (55) 112 45 87
Cash and cash equivalents, at the beginning of year 41 157 198 157 157
Cash and cash equivalents, at the end of quarter 208 $               102 $           310 $             202 $       244 $
(a) Excluded from Earnings and Free Cash Flow
March 2009
All Other Processing
Activities
Nine Months Ended
(b) Guidance does not include effect of any future acquisitions, additional debt or share repurchases
- -

Broadridge - FY 2009 Financial Guidance Summary
Revenue decline in a range of -3% to flat
Growth is anticipated to be at the mid-point to lower end of range
Operating segment revenue growth of -1% to flat (2% to 3% fee only)
Earnings before interest and taxes margin of 16.0% - 16.9%
Diluted EPS in the range of:
GAAP EPS $1.52 - $1.62
Non-GAAP EPS $1.45 - $1.55 (excludes one-time gain of $0.04 per share from purchase of senior notes and $0.03 per share from the state tax credit true-up benefit for prior fiscal year)
Closed Sales forecast for the year of $160M - $180M
Effective Tax Rate of approximately 38% (includes impact of current portion of state tax benefit and excludes true-up benefit for prior fiscal year)
Free cash flow in the range of $230M - $270M

Summary
Third quarter earnings per share results were better than
expected
The Investor Communications business continued to be resilient as recurring revenues continued to show growth
Our sales pipeline remains robust with promising large
opportunities for all segments
Our investments in the business have begun to introduce new
and exciting product opportunities into the market (e.g. The
Investor Network)
Broadridge is well-positioned as a result of our recurring revenue base, great value propositions, new initiatives, strong free cash flows, solid balance sheet and appropriate liquidity

17 Q&A There are no slides during this portion of the presentation

18 Closing Comments There are no slides during this portion of the presentation

19 Appendix Appendix

Segments – FY 2009 Financial Guidance Summary
Investor Communication:
Revenues -2%
Margins 16.5% - 17.1%
Sales $85M - $95M
Securities Processing:
Revenues 2% - 3%
Margins 25.3% - 25.9%
Clearing and Outsourcing:
Revenues 3% - 4%
Operating losses at $12M - $11M
Sales Plan $75M - $85M for the combined Securities Processing and Clearing and Outsourcing business segments

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Broadridge and the Broadridge logo are registered trademarks of Broadridge
Financial Solutions, Inc. The Investor Network is a trademark of Broadridge
Financial Solutions, Inc.